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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 3, 1999


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                        MARINE DRILLING COMPANIES, INC.

            (Exact name of registrant as specified in its charter)


             TEXAS                        1-18309               74-2558926
  (State or other jurisdiction          (Commission          (I.R.S. Employer
of incorporation or organization)       File Number)        Identification No.)



ONE SUGAR CREEK CENTER BLVD., SUITE 600
         SUGAR LAND ,TEXAS                                      77478-3556
(Address of principal executive offices)                        (Zip code)


      Registrant's telephone number, including area code: (281) 243-3000


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Item 5.  Other Events.

         On June 3, 1999, the Company issued the press release filed as
Exhibit 99.1 hereto, updating the status of the Company's MARINE 500 and MARINE 700 drilling rig construction projects and drilling contracts.


Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

(c)      Exhibits.

         99.1 Press Release dated June 3, 1999.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MARINE DRILLING COMPANIES, INC.



Date:  June 3, 1999                       By:     /s/ T. SCOTT O'KEEFE
                                               ---------------------------------
                                               Name:  T. Scott O'Keefe
                                               Title: Sr. Vice President & CFO



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                                 EXHIBIT INDEX


99.1       Press Release dated June 3, 1999


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